UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 3, 2010
MICHAEL BAKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-6627	25-0927646

(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive Moon Township, Pennsylvania	15108

(Address of Principal Executive Offices)	(Zip Code)
(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On May 3, 2010, Michael Baker Corporation (the “Company”) entered into a definitive agreement (the “Agreement”) with The LPA Group Incorporated (“LPA”), Arthur E. Parrish, Robert Glenn Lott, and Arthur E. Parrish, as Shareholders’ Representative (collectively, the “Seller Parties”), to acquire all of the shares of LPA, The LPA Group of North Carolina, The LPA Group, P.C., The LPA Design Group, Inc., Horizon Architects, P.C., LPACIFIC Group Incorporated, and LPA Group of Canada Inc. (collectively, “The LPA Group”) for a purchase price of approximately $51.4 million in cash and $8 million of Company shares. The purchase price is subject to a working capital adjustment. The sale was completed on May 3, 2010.
     Founded in 1981, The LPA Group has a national reputation in the transportation consulting industry. The LPA Group provides comprehensive engineering, architectural, planning, environmental, and construction services for the development of aviation and surface transportation projects. With more than 35 offices across the U.S., The LPA Group is consistently ranked in the Top 500 Design Firms by Engineering News-Record.
     The foregoing description of the transaction consummated pursuant to the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The disclosure under Item 1.01 of this Current Report on Form 8-K is responsive to this Item and is hereby incorporated by reference.

Item 7.01. Regulation FD Disclosure.
On May 4, 2010, the Company held a conference call and presented an investor webcast using slides attached to this Current Report on Form 8-K as Exhibit 99.2 (the “Investor Webcast”). The Company may also use these slides, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts, and others during 2010.
By filing this Current Report on Form 8-K and furnishing the information in the Investor Webcast, the Company makes no admission as to the materiality of any information that is required to be disclosed solely by reason of Regulation FD.
Slide 14 of the Investor Webcast includes financial information that was not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). As required by Regulation G, a reconciliation of the Non-GAAP Financial Measures to comparable financials, which have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), is below.
•	“Revenues and Profits”: LPA’s 2010 full year projections are $94.0 million in gross revenues and approximately $10 million in normalized operating profit (approximately $7.8 million in income before taxes in accordance with GAAP).

•	“Transaction Multiple”: Based on last 12 months and 2010 projections, the transaction multiple approximates 6.0x and 5.4x adjusted EBITDA, respectively (8.6x and 7.7x income before taxes, respectively, in accordance with GAAP).
The information contained in the Investor Webcast is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that it may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Investor Webcast, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Use of our Website to Distribute Material Company Information
Our company website address is www.mbakercorp.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations, and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information.
Certain Forward-Looking Statements
When included in the Investor Webcast, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. Factors that may cause such differences include, among others, increased competition; increased costs; changes in general market conditions; changes in industry trends; changes in the regulatory environment; changes in our relationship and/or contracts with the Federal Emergency Management Agency (“FEMA”); changes in anticipated levels of government spending on infrastructure, including the Safe, Accountable, Flexible, Efficient Transportation Equity Act-A Legacy for Users (“SAFETEA-LU”); changes in loan relationships or sources of financing; changes in management; changes in information systems; and divestitures and acquisitions. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking to, and we do not intend to, release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Item 8.01. Other Events.
     On May 4, 2010, the Company issued a press release announcing that it completed the acquisition of The LPA Group. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
     The financial statements required by this Item 9.01(a) will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.
(b) Pro Forma Financial Information
     The pro forma financial information required by this Item 9.01(b) will be filed by an amendment to this report within 71 calendar days after the date this report was required to be filed.
(d) The following exhibits are furnished with this report on Form 8-K.

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of May 3, 2010, by and among The LPA Group Incorporated, Arthur E. Parrish, Robert Glenn Lott, Arthur E. Parrish, as Shareholders’ Representative, and Michael Baker Corporation.*

99.1	Press release dated May 4, 2010.

99.2	Investor Webcast dated May 4, 2010.

*	The schedules and exhibits to this agreement have been omitted. A copy of the omitted schedule and exhibits will be provided to the Securities and Exchange Commission upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION
By:	/s/ Michael J. Zugay
Michael J. Zugay
Executive Vice President and Chief Financial Officer

Date: May 5, 2010

EXHIBIT INDEX

Number	Description	Method of Filing

10.1	Stock Purchase Agreement, dated as of May 3, 2010, by and among The LPA Group Incorporated, Arthur E. Parrish, Robert Glenn Lott, Arthur E. Parrish, as Shareholders’ Representative, and Michael Baker Corporation.*	Filed herewith.

99.1	Press release dated May 4, 2010.	Filed herewith.

99.2	Investor Webcast dated May 4, 2010.	Filed herewith.

*	The schedules and exhibits to this agreement have been omitted. A copy of the omitted schedule and exhibits will be provided to the Securities and Exchange Commission upon request.